EXHIBIT 10.1


                      AGREEMENT AND PLAN OF SHARE EXCHANGE

         This Agreement (hereinafter the "Agreement") is entered into as of this 20th day of April 2006 by and among Edgetech International, Inc. (formerly Dairene International), a Nevada corporation (hereinafter "Company"), EGTH, Inc. (formerly EdgeTech, Inc.), a Florida corporation (hereinafter "EGTH"), and the stockholders of EGTH (hereinafter the "EGTH Stockholders"), all of whom are the present owners of all the outstanding shares of common stock of EGTH.

                                    RECITALS:
                                    ---------

         WHEREAS, the EGTH Stockholders own all of the issued and outstanding shares of common stock of EGTH which comprises 50,000,000 shares ( the "EGTH Shares") and the Company desires to acquire all of the outstanding EGTH Shares solely in exchange for restricted common stock of the Company, resulting in EGTH becoming a wholly-owned subsidiary of the Company; and

         WHEREAS, the EGTH Stockholders (as set forth on the attached Exhibit "A" made a part hereof) desire to acquire common stock of the Company in exchange for the EGTH Shares, as more fully set forth herein.

         WHEREAS, the parties desire this to be a tax free exchange as described in the Internal Revenue Code of 1986, as amended.

         NOW, THEREFORE, for the mutual consideration set out herein, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    AGREEMENT
                                    ---------

         1. SHARE EXCHANGE. The EGTH Stockholders are the present owners of all of the issued and outstanding EGTH Shares. It is hereby agreed that all of the EGTH Shares shall be acquired by the Company solely in exchange for shares of restricted common stock of the Company (the "Company Shares").

         2. DELIVERY OF SHARES. The Company and the EGTH Stockholders agree that on the Closing Date or at the Closing as hereinafter defined, all outstanding EGTH Shares shall be delivered to the Company in exchange for Company Shares.

            (a) The Company Shares will, subject to the conditions set forth herein, on the Closing Date or at the Closing, be delivered to the EGTH Stockholders in exchange for their EGTH Shares on the basis of 1.05 Company Shares for each one (1) EGTH Share.

            (b) At Closing, the Company shall, subject to the conditions set forth herein, issue a total of 52,500,000 Company Shares to the EGTH Stockholders in accordance with Exhibit "A". Such Company Shares shall bear the following or similar restrictive legend :

         THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (1) THEY ARE REGISTERED UNDER THE SECURITIES ACT OR (2) THE HOLDER HAS DELIVERED TO THE ISSUER AN OPINION OF COUNSEL, WHICH OPINION SHALL BE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT THERE IS AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THAT REGISTRATION IS OTHERWISE NOT REQUIRED.

            (c) Unless otherwise agreed by the Company and the EGTH Stockholders, this transaction shall close only in the event that the Company is able to acquire all of the outstanding EGTH Shares.

         3. OUTSTANDING SECURITIES. As of the Closing Date each of the following shall occur:

            (a) Each one (1) EGTH Share issued and outstanding immediately prior to the Closing Date shall be exchanged for 1.05 Company Shares. Thereafter, all such EGTH Shares shall be deemed to be owned by the Company. The holder of such certificates previously evidencing the EGTH Shares outstanding immediately prior to the Closing Date shall cease to have any rights with respect to such EGTH Shares except as otherwise provided herein or by law.

            (b) 41,784 shares (reflecting post 100:1 reverse stock split effected pre- Closing) (4,178,336 shares pre 100:1 reverse stock split, comprised of 2,742,961 restricted shares, and 1,435,375 freely tradable shares) will remain issued and outstanding immediately prior to Closing.

         4. POST-ACQUISITION EVENTS. Following the Closing, the following shall occur:

            (a) The Company shall, if it deems it advisable, promptly apply to Standard & Poors' for a manual exemption for the trading of its securities;

            (b) The Company shall promptly make application to the Florida Secretary of State's Office to be authorized to do business as a foreign corporation in the State of Florida; and

            (c) The Company shall promptly undertake a 1.75:1 forward stock split and seek to change the trading symbol of the Company's common stock .

                                5. OTHER MATTERS.
                                -----------------

            (a) Prior to Closing, except for the 100:1 reverse stock split previously undertaken immediately prior to Closing, there shall be no stock dividend, stock split, recapitalization, or exchange of shares with respect to or rights issued in respect of, the Company's capital stock, except to the extent previously undertaken by the Company and agreed to by EGTH prior to Closing, and there shall be no dividends paid on the Company's capital stock.

            (b) Prior to Closing, the Company shall have received all requisite Board of Directors, stockholder and other approvals, if any, of the matters set forth herein.

         6. SURRENDER AND ISSUANCE OF SECURITIES. On or as soon as practicable after the Closing Date, the EGTH Stockholders shall surrender for cancellation certificates representing their EGTH Shares, against delivery of certificates representing the Company Shares for which their EGTH Shares are to be exchanged at Closing.

         7. REPRESENTATIONS OF THE EGTH STOCKHOLDERS. The EGTH Stockholders hereby severally, but not jointly, represent and warrant to the Company to the best of their knowledge and belief as their respective EGTH Shares as follows, which warranties and representations shall also be true as of the Closing Date:

            (a) Except as may be set forth in Exhibit "A" attached hereto and made a part hereof, the EGTH Shares are free from claims, liens, or other encumbrances, and the EGTH Stockholder has good and marketable title to, and the unqualified right to transfer and dispose of, such EGTH Shares.

            (b) Except with respect to potential transfers between EGTH Stockholders, the EGTH Stockholder has no present intent to sell or dispose of the Company Shares and is under no binding obligation, formal commitment, or existing plan to sell or otherwise dispose of the Company Shares.

            (c) The EGTH Stockholder has the power to enter into this Agreement and to carry out his/her/its obligations hereunder. This Agreement has been duly executed by the EGTH Stockholder or the duly authorized representative of the EGTH Stockholder as his/her/its attorney-in-fact authorized by each EGTH Stockholder solely for said purpose, and constitutes the valid and binding obligation of the EGTH Stockholder and is enforceable against the EEGTH Stockholder in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting enforcement of creditors' rights generally or by general principles of equity. The EGTH Stockholder is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of

1933, as amended (the "Securities Act") and/or otherwise has such knowledge and experience in investment and business matters that he/she/it is capable of evaluating the merits and risks of an investment in the Company Shares.

         8. REPRESENTATIONS REGARDING EGTH. EGTH hereby represents and warrants to the Company as follows, each of which representations and warranties shall also be true as of the Closing Date:

            (a) Except as noted on Exhibit "A", the EGTHStockholders listed on the attached Exhibit "A" are the sole owners of record and beneficially own all of the issued and outstanding EGTH Shares.

            (b) EGTH has no outstanding or authorized capital shares, warrants, options or convertible securities other than as described in Exhibit "A", attached hereto.

            (c) Since December 31, 2005, there has not been any material adverse changes in the financial position of EGTH not previously disclosed to the Company except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of EGTH.

            (d) EGTH is not a party to any material litigation or any governmental investigation or proceeding and, to the knowledge of EGTH, no such litigation or investigation is threatened.

            (e) EGTH is in good standing in its jurisdiction of incorporation.

            (f) EGTH has (or, by the Closing Date, will have filed) all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed and/or has (or will have) paid or made adequate provisions for all taxes or assessments which have become due as of the Closing Date.

            (g) EGTH has not breached, and there is no pending or threatened claim that EGTH has breached any of the terms or conditions of any material agreements, contracts or commitments to which it is a party or its properties is bound. EGTH has previously given the Company cway copies of or access to all material contracts, commitments and/or agreements to which EGTH is a party including all relationships or dealings with related parties or affiliates. The execution and performance hereof will not violate any provision of applicable law or any agreement to which EGTH is a party or by which it or its properties is bound.

            (h) EGTH does not have any subsidiaries.

            (j) EGTH has made its corporate financial records, minute books, and other corporate documents and records available for review to present management of EGTH prior to the Closing Date, during reasonable business hours and on reasonable notice.

            (j) EGTH has the requisite corporate power to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions described herein have been duly authorized by the Board of Directors of EGTH. The execution and performance of this Agreement does not and will not constitute a breach of any material agreement, indenture, mortgage, license or other instrument or document to which EGTH is a party and will not violate any judgment, decree, order, writ, or applicable rule, statute or regulation. The execution and performance of this Agreement does not and will not violate or conflict with any provision of the Articles of Incorporation, as amended or bylaws of EGTH.

            (l) All information regarding EGTH which is set forth herein or has otherwise been provided by EGTH to the Company is true and accurate in all material respects.

         9. REPRESENTATIONS REGARDING THE COMPANY. The Company hereby represents and warrants to each of EGTH and the EGTH Stockholders as follows, each of which representations and warranties shall also be true as of the Closing Date:

            (a) As of the Closing Date, the Company Shares to be issued and delivered to all of the holders of EGTH Shares hereunder will, when so issued and delivered, constitute, duly authorized, validly and legally issued Company Shares, fully-paid and nonassessable.

            (b) the Company has the requisite corporate power to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions described herein have been duly authorized by all necessary corporate action, including being duly authorized by the Board of Directors of the Company and by its shareholders as may be required by law. This Agreement and the consummation of the transactions described herein constitute the binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting enforcement of creditors' rights generally or by general principles of equity. The execution and performance of this Agreement will not constitute a breach of any material agreement, indenture, mortgage, license or other instrument or document to which the Company is a party and will not violate any judgment, decree, order, writ, or applicable rule, statute, or regulation. The execution and performance of this Agreement will not violate or conflict with any provision of the Articles of Incorporation, as amended, or By-laws of the Company.

            (c) The Company has delivered to EGTH a true and complete copy of its (i) Articles of Incorporation, as amended, (ii) Bylaws, (iii) recently dated shareholders list, and (iv) copies of all available Board of Directors and stockholder minutes and consents. As of their respective dates, such documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The company has no subsidiaries. The Company has no liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) which were not adequately reserved against in accordance with GAAP. The Company has had only minimal assets and liabilities (contingent or otherwise) as of the end of each of its last four three fiscal years, and from the end of its last fiscal year to the present, in each such instance, not exceeding $1,000.00 as to either, and at Closing, will have no assets or liabilities (contingent or otherwise), except for transfer agent fees owed, not exceeding $1,000.00.

            (d) Since December 31, 2005, there have not been any material adverse changes in the financial condition of the Company. From the date hereof until the Closing Date, the Company shall not engage in any activity other than activities in anticipation of and in furtherance of the transactions described in this Agreement.

            (e) Neither the Company nor, to its knowledge, any 10% or greater shareholder of the Company or any related party or affiliate of the Company, is a party to or the subject of any pending material litigation, claims, or governmental investigation or proceeding, and there are no lawsuits, claims, assessments, investigations, or similar matters, to the best knowledgeof the Company, threatened or contemplated against or affecting the Company, its properties, any of its 10% or greater shareholders, or any related party or affiliate of the Company.

            (f) Th Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; and the Company presently has and at Closing shall have the corporate power to own its property and to carry on its business as then being conducted and shall be duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material negative impact.

            (g) The Company has filed (or, by the Closing Date, will have filed) all federal, state, county and local income, excise, property and other tax, governmental and/or related returns, forms, or reports, which are due or required to be filed by it prior to the date hereof and has paid (or, by the Closing Date will have paid) or made adequate provision for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns or pursuant to any assessments received. To its knowledge, the Company is not (i) delinquent or obligated for any tax, penalty, interest, delinquency or charge and all such tax returns are complete and accurate and disclose all taxes required to be paid by the Company for the periods covered thereby and all taxes shown to be due on such tax returns have been timely paid, other than with respect to taxes being contested in good faith by the Company; (ii) the Company has not waived or been requested to waive any statute of limitations in respect of taxes; (iii) none of the tax returns referred to in this Section have been examined by the Internal Revenue Service or the appropriate state, local or foreign taxing authority or the period for assessment of the taxes in respect of which such tax returns were required to be filed has expired, (iv) there is no action, suit, audit, claim or assessment pending, proposed or, to the knowledge of the Company threatened in writing, and, to the knowledge of the Company, there is no investigation with respect to taxes of the Company; (v) all deficiencies asserted or assessments made as a result of any examination of the tax returns referred to in this Section, if any, have been paid in full; (vi) there are no liens for taxes upon the assets of the Company or its subsidiaries except liens relating to current taxes not yet due; (vii) as a result of the transactions described in this Agreement, the Company will not be obligated to make a payment to an individual that would be a "parachute payment" to a disqualified individuals as those terms are defined in the Code, without regard to whether such payment is reasonable compensation for personal services performed or to be performed in the future; (viii) no payments of compensation by the Company are subject to the limitations imposed by Section 162(m) of the Code; (ix) all taxes which the Company is required by law to withhold or to collect for payment have been duly withheld and collected, and have been paid or accrued; (x) the Company has not been a member of any consolidated group other than as exists with respect to its current year; (xi) except as described in this Agreement, there are no tax rulings, requests for rulings, or closing agreements relating to the Company which could affect the Company's liability for taxes for any period after the Closing; (xii) the Company has not filed a consent under Section 341(f) of the Code or any comparable provision of state statutes; (xiii) the reserves for taxes carried on the books of the Company are adequate to cover all tax liabilities as of the date of this Agreement; and (xiv) the Company has no corporate acquisition indebtedness, as described in Section 279(b) of the Code. The Company is not a party to any tax sharing or similar agreement.

            (h) Th Company's authorized capital stock shall, immediately prior to Closing, consist of : (i) 250,000,000 shares of common stock, par value $.001 of which not more than 41,784 (post 100:1 reverse stock split) shares will be issued and outstanding immediately prior to Closing; and (ii) 10,000,000 shares of preferred stock, of which none are issued and outstanding. All outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable. As of the date of this Agreement there are not (and as of the Closing Date there will not be) any existing options, calls, warrants, preemptive rights or commitments of any character relating to the issued or unissued capital stock or other securities of the Company. The Company is not, as of the date of this Agreement, nor will be as of the Closing Date, a party to any oral or written employment, consulting or severance agreement or any agreement similar to any of them.

            (i) The Company does not own, directly or indirectly, any of the capital stock or any other securities of any other corporation or any equity, profit sharing, participation or other interest in any corporation, partnership, joint venture or other entity.

            (j) To the best of its knowledge, the Company has disclosed in writing all events, conditions and facts materially affecting its business, financial condition or results of operations.

            (k) The available corporate financial records, minute books, and other documents and records of the Company have been made available to EGTH and the EGTH

Stockholders prior to the Closing Date, during reasonable business hours and on reasonable notice.

            (l) The Company has not breached, and there is no pending or threatened claim that the Company has breached any of the terms or conditions of any agreements, contracts or commitments to which it is a party or by which it or its properties is bound. The execution and performance hereof will not violate any provisions of applicable law or any agreement to which the Company is subject. The Company hereby represents that it is not a party to any material contract or commitment other than appointment documents with its transfer agent, and that it has disclosed to EGTH and the EGTH Stockholders all relationships or dealings with related parties or affiliates.

            (m) The Company's common stock is currently listed under the trading symbol "DRNE.PK" on the "pink sheets" and there are no stop orders in effect with respect thereto.

            (n) All information regarding the Company which is set forth herein or has otherwise been provided by the Company to EGTH and the EGTH Stockholders is true and accurate in all material respects.

            (o) All material filings required to be made by the Company with any state or local government or regulatory agency to effect the transactions described herein have or will be made prior to Closing.

            (p) The affirmative vote of the Board of Directors of the Company is the only vote necessary to consummate the transactions described in this Agreement, and such vote will have been obtained prior to the Closing Date.

            (q) The Company: (i) does not have a class of securities registered pursuant to Section 5 of the Securities Act of 1933, as amended; and (ii) is subject to but is delinquent in its reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            (r) the Company shall cause its corporate and securities counsel to deliver a written opinion letter dated as of the Closing Date, addressed to EGTH and NASDAQ Market Operations, upon which by its express terms the Company's transfer agent and the EGTH Stockholders shall also be authorized to rely, satisfactory to EGTH's counsel, opining as to the free tradability of the Company's issued and outstanding common stock constituting the public float of the Company as of the Closing Date.

         10. CLOSING. The Closing of the transactions described herein shall take place on such date (the "Closing" or "Closing Date") as mutually determined by the parties hereto when all conditions precedent have been met and all required documents have been delivered, which Closing is expected to be on or about April 20, 2006, unless extended by mutual consent of all parties hereto.

         11. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE EGTH STOCKHOLDERS. All obligations of the EGTH Stockholders under this Agreement are subject to the fulfillment, prior to or as of the Closing and/or the Effective Date, as indicated below, of each of the following conditions:

            (a) The representations and warranties regarding the Company contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time.

            (b) The Company shall have performed and complied, in all material respects, with all covenants, agreements, and conditions set forth herein, and shall have executed and delivered all documents required by this Agreement to be performed or complied with or executed and delivered by it prior to or at the Closing.

            (c) On or before the Closing, the Board of Directors of the Company shall have approved in accordance with applicable corporation law the execution and delivery of this Agreement and the consummation of the transactions described herein.

            (d) On or before the Closing Date, the Company shall have delivered copies of resolutions of the Board of Directors of the Company approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable the Company to comply with the terms of this Agreement including the election of EGTH's nominees to the Board of Directors of the Company and all matters outlined herein.

            (e) The Board of Directors of the Company shall have duly approved all applicable matters described in this Agreement in accordance with applicable law.

            (f) At Closing, the existing officer and director of the Company shall have resigned in writing from all positions of the Company upon the election and appointment of EGTH's nominee(s).

            (g) At the Closing, all instruments and documents delivered to the EGTH Stockholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for EGTH.

            (h) At the Closing, upon consummation of the transactions, the Company shall have the authorized capital as described in Section 9(h) hereof.

            (i) The Company Shares to be issued to the EGTH Stockholders at Closing will be validly issued, nonassessable and fully-paid under applicable corporation law and will be issued in compliance with all federal, state and applicable securities laws.

         12. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY. All obligations of the Company under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

            (a) The representations and warranties regarding the EGTH Stockholders and EGTH contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing as though such representations and warranties were made at and as of such time.

            (b) The EGTH Stockholders shall have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

            (c) The EGTH Stockholders shall deliver a letter commonly known as an "Investment Letter", in substantially the form attached hereto and made a part hereof as Exhibit "B", acknowledging that the Company Shares are being acquired for investment purposes. Any and all such investment letters may be executed on behalf of a EGTH Stockholder by his/her/its attorney-in-fact authorized by each EGTH Stockholder to execute any and all documents and agreements relating to the Share Exchange.

         13. PRESS RELEASES. The Company and EGTH shall consult with the other as to the form and substance of any press release or other public disclosure of matters related to this Agreement or any of the transactions described herein; provided, however, that nothing in this Section 13 shall be deemed to prohibit any party hereto from making any disclosure that is required to fulfill such party's disclosure obligations imposed by law, including, without limitation, federal securities laws, provided that the disclosing party shall provide the non-disclosing party with reasonable advance notice thereof and any text of such disclosure.

         14. NATURE AND SURVIVAL OF REPRESENTATIONS. All representations, warranties and covenants made by any party in this Agreement shall survive the Closing and the consummation of the transactions contemplated hereby for one year from the Closing. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement and not upon any investigation upon which he/she/it might have made or any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

         15. DOCUMENTS AT CLOSING. At the Closing, the following documents shall be delivered:

            (a) EGTH will deliver, or will cause to be delivered, to the Company the following:

                (i) a certificate executed by the President and Secretary of EGTH to the effect that to the best of their knowledge and belief all representations and warranties made regarding EGTH under this Agreement are true and correct as of the Closing, the same as though originally given to the Company on said date;

                (ii) certificate from the jurisdiction of incorporation of EGTH dated at or about the Closing to the effect that EGTH is in good standing under the laws of said jurisdiction;

                (iii) corporate resolutions of EGTH's Board of Directors authorizing the transactions described in this Agreement;

                (iv) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement;

                (v) all other items, the delivery of which is a condition precedent to the obligations of the Company as set forth herein;

            (b) The EGTH Stockholders will deliver or cause to be delivered to the Company:

                (i) The certificates representing their respective EGTH Shares as set forth on Exhibit "A" hereto;

                (ii) Investment Letters in the form attached hereto as Exhibit "B" executed by each of the EGTH Stockholders;

            (c) The Company will deliver or cause to be delivered to EGTH on behalf of the EGTH Stockholders:

                (i) stock certificates representing those securities of the Company to be issued as a part of the exchange as described in Sections 2 and 6 hereof;

                (ii) a certificate of the President and Secretary of the Company, to the effect that, to the best of his knowledge and belief, all representations and warranties of the Company made under this Agreement are true and correct as of the Closing, the same as though originally given to the EGTH Stockholders on said date;

                (iii) copies of resolutions adopted by the Company's Board of Directors authorizing the transactions described herein and all related matters and such consents of the Company's Board of Directors as are required to consummate the transactions described herein;

                (iv) certificates from the jurisdiction of incorporation of the Company dated at or about the Closing Date that said corporation is in good standing under the laws of said jurisdiction;

                (v) such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement;

                (vi) resignation of all of the officers and directors of the Company;

                (vii) written consent of the sole director of the Company appointing the EGTH Stockholders' nominee(s) to the Company's Board of Directors;

                (viii) a copy of the Company's Rule 10-17 correspondence to NASDAQ Market Operations relating to the Company's 100:1 reverse stock split undertaken prior to the Closing;

                (ix) a copy of the Company's request for a change of CUSIP number onan expedited basis with the CUSIP Service Bureau of Standard & Poors relating to such above-described reverse stock split;

                (x) the tradeability opinion of the Company's corporate and securities counsel as discussed in Section 9 (r) herein; and

                (xi) all other items, the delivery of which is a condition precedent to the obligations of the EGTH Stockholders, as set forth in Section 11 hereof.

         16. FINDER'S FEES. The Company represents and warrants to the EGTH Stockholders and EGTH, and the EGTH Stockholders (severally but not jointly) and EGTH represent and warrant to the Company, that none of them, or any party acting on their behalf, has incurred any liabilities, either express or implied, to any "broker" or "finder" or similar person in connection with this Agreement or any of the transactions contemplated hereby. In this regard, the Company on the one hand, and the EGTH Stockholders (severally but not jointly) and EGTH, on the other hand, will indemnify and hold the other harmless from any claim, loss, cost or expense whatsoever (including reasonable fees and disbursements of counsel) from or relating to any such express or implied liability.

         17. MISCELLANEOUS.

            (a) Further Assurances. At any time, and from time to time, after the Closing Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

            (b) Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

            (c) Termination. All obligations hereunder may be terminated at the discretion of either the Company's or EGTH's Board of Directors if (i) the closing conditions specified in Sections 11 and 12 are not met by April 20, 2006, unless extended, or (ii) any of the representations and warranties made herein have been materially breached.

            (d) Amendment. This Agreement may be amended only in writing as agreed to by all the parties hereto.

            (e) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested, or via telecopier, as follows:

         If to the Company:               c/o Northwest Corporate Services
                                          12819 SE 38th Street
                                          Bellevue, Washington 98006
                                          Telecopier No.: (425) 373- 4944

         If to EGTH and/or the            2880 NW 2nd Avenue, Suite 2
         EGTH Stockholders:               Boca Raton, Florida  33431
                                          Attn: Lev Parnas, President
                                          Telecopier No.:  (561) 620-8885

         With a copy to:                  Jay Valinsky, Esq.
                                          Kain & Valinsky, P.A.
                                          750 Southeast Third Avenue, Suite 100
                                          Ft. Lauderdale, FL 33316
                                          Telecopier No.: (954) 768-0158

            (f) Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

            (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (h) Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

            (i) Entire Agreement. This Agreement and the attached Exhibits constitute the entire agreement of the parties covering everything agreed upon or understood with respect to the subject matter hereof. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

            (j) Time. Time is of the essence.

            (k) Severability. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

            (l) Governing Law; Jurisdiction; Venue; Attorney's Fees; Waiver of Jury Trial. This Agreement shall be governed by, and construed and enforced solely in accordance with, the laws of the State of Florida, without regard to its conflicts or choice of law provisions. Any action and/or proceeding relating to or arising out of this Agreement shall be brought solely in the federal and/or state courts located in Palm Beach County, Florida. The prevailing party/parties in any such action and/or proceeding shall be entitled to recover its/his/her reasonable attorney's fees and costs from the other party/parties. In view of the complexities relating to any such action and/or proceeding, each of the parties hereto waives trial by jury.

            (m) Responsibility and Costs. Except as may be agreed by the parties, all fees, expenses and out-of-pocket costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred by the parties hereto shall be borne solely and entirely by the party that has incurred such costs and expenses unless such party has agreed otherwise with any such person.

            (n) Parties in Interest; No Third Party Beneficiaries. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto. This Agreement shall not be deemed to confer upon any person not a party hereto any rights or remedies hereunder.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

STOCKHOLDERS OF EGTH, INC.                        EDGETECH INTERNATIONAL, INC.
See Exhibit "A"
                                                  By: /s/ Jeffrey Martin
                                                      ------------------------
                                                      Jeffrey Martin,  President
EGTH, INC.

By: /s/ Lev Parnas
    ------------------------
    Lev Parnas, President

                                   EXHIBIT "A"



NAME AND SIGNATURE OF EGTH, INC. SHAREHOLDER:    NUMBER OF SHARES OF EGTH, INC.

                                   EXHIBIT "B"
                                   -----------

                                INVESTMENT LETTER
                                -----------------

TO THE BOARD OF DIRECTORS OF EDGETECH INTERNATIONAL, INC.:

         The undersigned hereby represents to Edgetech International, Inc., a Nevada corporation (the "Corporation"), that (1) the shares of the Corporation=s common stock (the "Securities") which are being acquired by the undersigned are being acquired for his/her/its own account and for investment and not with a view to the public resale or distribution thereof; (2) the undersigned will not sell, transfer or otherwise dispose of the securities except in compliance with the Securities Act of 1933, as amended (the "Act"); and (3) the undersigned is aware that the Securities are "restricted securities" as that term is defined in Rule 144 or the General Rules and Regulations under the Act.

         The undersigned hereby agrees and acknowledges that he/she/it will not sell the Securities outside of the United States in any manner which will allow the Securities to become nonrestricted except upon registration in the United States or exemption from registration under an appropriate and applicable law or regulation of the United States Securities and Exchange Commission and the delivery of an opinion of legal counsel acceptable to the Corporation and its legal counsel to that effect .

         The undersigned further acknowledges that he/she/it is an "accredited investor" as that term is defined in Regulation D promulgated under the Act or has such knowledge and experience in financial matters and investments that he/she/it considers himself/ herself/itself to be financially sophisticated. The undersigned further acknowledges that he/she/it has had an opportunity to ask questions of and receive answers from duly designated representatives of the Corporation concerning the terms and conditions pursuant to which the Securities are being acquired. The undersigned acknowledges that he/she/it has been afforded an opportunity to examine such documents and other information which he/she/it has requested for the purpose of verifying the information set forth in said documents.

         The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

         The undersigned further acknowledges that he/she/it is fully aware of the applicable limitations on the resale of the Securities. These restrictions for the most part are set forth in Rule 144. The Rule permits sales of "restricted securities" upon compliance with the requirements of such Rule. If the Rule is available to the undersigned, the undersigned may make only routine sales of securities, in limited amounts, in accordance with the terms and conditions of that Rule.

         Any and all certificates representing the Securities, and any and all Securities issued in replacement thereof or in exchange therefor, shall bear the following legend, or one similar thereto, which the undersigned has read and understands:

         The Securities represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act@) and are "restricted" securities as that term is defined in Rule 144 under the Act. The Securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is be established to the satisfaction of the Corporation.

         The undersigned further agrees that the Corporation shall have the right to issue stop- transfer instructions to its transfer agent and acknowledges that the Corporation has informed the undersigned of its intention to issue such instructions.


                                                   Very truly yours,

                                                   _____________________________
                                                        (Please print name)


                                                   Date: __________, 2006